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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): April 5, 2004 (April 5, 2004)

                             MIDWEST GENERATION, LLC
                             -----------------------
             (Exact name of Registrant as specified in its charter)

             Delaware                                    333-69348                     33-0868558
--------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of incorporation)    (Commission File Number)   (IRS Employer Identification No.)

One Financial Place, 440 South LaSalle Street, Suite 3500
Chicago, Illinois                                                                         60605
--------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                 (Zip Code)
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Registrant's telephone number, including area code:    (312) 583-6000
                                                    ----------------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

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
         Exhibit No.   Description
         -----------   -----------
         99.1          The report dated March 2, 2004, prepared by PA Consulting
                       Group, Inc., entitled "Independent Market Expert's Report
                       for the MAIN Region."
         99.2          The report dated March 16, 2004, prepared by Stone &
                       Webster Management Consultants, Inc., entitled "Midwest
                       Generation Assets."
         99.3          Information Relating to Midwest Generation, LLC.
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Item 9.  REGULATION FD DISCLOSURE

     In connection with a proposed financing undertaken by Midwest Generation, LLC (the "Company"), the Company is providing certain information to potential financing sources. The Company is furnishing such information herewith as
Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K
(the "Report"). Such information is incorporated herein by reference.

     In accordance with general instruction B.2 and B.6 of Form 8-K, the information in this Report, including the exhibits hereto, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise be subject to the liability of that section. The furnishing of the information in this Report and in the exhibits hereto is not intended to, and does not, constitute a determination or admission that the information in this Report is material, or that you should consider this information before making an investment decision with respect to any security of the Company. The Company does not make any representation or warranty as to the accuracy or completeness of any of the information in this Report, including the exhibits hereto.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

     This Report includes forward-looking statements. These forward-looking statements are based on current expectations and projections about future events based upon knowledge of facts as of the date of this Report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside the Company's control. The Company has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This Report should be read in conjunction with the Company's 2003 Annual Report on Form
10-K.

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     The information in this Report does not constitute a sale, an offer to sell or the solicitation of an offer to buy any security.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MIDWEST GENERATION, LLC


Date:  April 2, 2004            By: /s/ Kevin Smith
                                    -------------------------------------
                                    Name: Kevin Smith
                                    Title: Manager, Vice President and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT NO.  DOCUMENT
-----------  --------
   99.1      The report dated March 2, 2004, prepared by PA Consulting Group,
             Inc., entitled "Independent Market Expert's Report for the MAIN
             Region."
   99.2      The report dated March 16, 2004, prepared by Stone & Webster
             Management Consultants, Inc., entitled "Midwest Generation Assets."
   99.3      Information Relating to Midwest Generation, LLC.
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